EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)    |_|

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                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation)                           (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           --------------------------

                              The Money Store Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                        22-2293022
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                               TMS Mortgage Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                        33-3317781
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                           The Money Store/D.C. Inc.
              (Exact name of obligor as specified in its charter)

D.C.                                              22-2133027
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                         The Money Store/Kentucky Inc.
              (Exact name of obligor as specified in its charter)

Kentucky                                          22-2459832
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                       The Money Store Home Equity Corp.
              (Exact name of obligor as specified in its charter)

Kentucky                                          22-2522232
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                         The Money Store/Minnesota Inc.
              (Exact name of obligor as specified in its charter)

Minnesota                                         22-3003495
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                     The Money Store Investment Corporation
              (Exact name of obligor as specified in its charter)

New Jersey                                        22-2293019
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                       The Money Store of New York, Inc.
              (Exact name of obligor as specified in its charter)

New York                                          22-3143559
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                    The Money Store Commercial Mortgage Inc.
              (Exact name of obligor as specified in its charter)

New Jersey                                        22-2378261
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

707 Third Street                                  95605
West Sacramento, California                       (Zip code)
(Address of principal executive offices)

                           --------------------------

                     The Money Store Asset Backed Notes and
                   The Money Store Asset Backed Certificates
                      (Title of the indenture securities)
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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------         -----------------------------
               Name                               Address
     Superintendent of Banks of the State of      2 Rector Street, New York
     New York                                     N.Y. 10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearning House Association         New York, New York  10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 1998.


                                          THE BANK OF NEW YORK



                                          By: /S/ MICHAEL CULHANE
                                              Name:  MICHAEL CULHANE
                                              Title: VICE PRESIDENT